Exhibit 10.8
                             Form of Fixed-Floating Interest Rate Swap Agreement


                                    SCHEDULE
                                     TO THE
            MASTER AGREEMENT (1992 ISDA MULTI-CURRENCY CROSS BORDER)



                        DATED AS OF [                   ]


                                     BETWEEN


                      [                          ] ABN [        ]

                                   ("PARTY A")


                                       AND


                      PERPETUAL LIMITED ABN 86 000 431 827

              in its capacity as trustee of the Securitisation Fund

                                   ("PARTY B")


                                       AND


               ME PORTFOLIO MANAGEMENT LIMITED ABN 79 005 964 134

              in its capacity as manager of the Securitisation Fund

                                   ("MANAGER")


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                                                                          Page 1
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PART 1. TERMINATION PROVISIONS

(a)   "Specified Entity" means:

      (i)   in relation to Party A for the purposes of:

            Section 5(a)(v):          Nil

            Section 5(a)(vi):         Nil

            Section 5(a)(vii):        Nil

            Section 5(b)(iv):         Nil

      and

      (ii)  in relation to Party B for the purposes of:

            Section 5(a)(v):          Nil

            Section 5(a)(vi):         Nil

            Section 5(a)(vii):        Nil

            Section 5(b)(iv):         Nil

(b)   "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)   The following provisions of Section 5 will not apply to Party A or Party
      B:

      (i)   Section 5(a)(ii)

            Section 5(a)(iii)

            Section 5(a)(iv)

            Section 5(a)(v)

            Section 5(a)(vi)

            Section 5(a)(viii)

            Section 5(b)(iii)

            Section 5(b)(iv)

      (ii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 1(n)(iii) of this Schedule).

(d)   EVENT OF DEFAULT. Delete Section 5(a)(i) and insert instead:

      "(i) FAILURE TO PAY OR DELIVER: Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or Section 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business Day after notice of such failure is given to the party;".

(e)   The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by:

      "An Insolvency Event (as defined in the Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or Party B (which will be the Defaulting Party)".

      However the parties agree for the purposes of this Agreement that the occurrence of an Insolvency Event (as defined in the Security Trust Deed) in respect of Party B will not constitute an Event of Default provided that:


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                                                                          Page 2

      (i) within 30 days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions under this Agreement to a third party;

      (ii) the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes; and

      (iii) Party A, Party B and the Manager agree to execute a novation agreement in a form agreed between the parties.

      For the avoidance of doubt, the occurrence of an Insolvency Event in respect of Party B in its personal capacity shall not constitute an Event of Default.

(f) "AUTOMATIC EARLY TERMINATION". The provisions of Section 6(a) will not apply to Party A nor to Party B.

(g)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(h)   "TERMINATION CURRENCY" means Australian Dollars.

(i) ADDITIONAL TERMINATION EVENT will apply. The following shall constitute an Additional Termination Event:

      (i) Party B becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (in which case Party B shall be the Affected Party).

      (ii) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Notes immediately due and payable (in which case, Party B is the Affected Party).

      (iii) Party A fails to comply with the requirements of Part 5(t) of this Schedule (in which case Party A shall be the Affected Party).

      (iv) Party A fails to comply with the requirements of Part 5(x) of this Schedule (in which case Party A shall be the Affected Party).

(j) NOTICE TO TERMINATE. Section 6 is amended by replacing "20 days" in line 3 with "5 Local Business Days".

(k) TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes, if any)".

(l)   EARLY TERMINATION. In Section 6:

      (i)   add the following sentence at the end of the first paragraph of
            Section 6(b)(ii):

            "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds available for such application in accordance with the provisions of the Master Trust Deed" and the Supplementary Bond Terms Notice.

      (ii)  add the following sentence at the end of the second paragraph of
            Section 6(b)(ii):

            "so long as the transfer in respect of that Transaction would not lead to a rating downgrade, or rating withdrawal, of any rated debt of Party B that is secured under the Security Trust Deed. However, if Party A is that other party it must, if so requested by Party B, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14) at



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                                                                          Page 3
            the expense of Party B in its capacity as trustee of the Securitisation Fund and such expense will be an expense of the Securitisation Fund.";

      (iii) add the following sentence at the end of the last paragraph of
            Section 6(b)(ii):

            "However, consent may be withheld if the other party considers that its credit exposure to the transferor would be adversely affected by the transfer."

(m)   NO SET OFF. Delete the last sentence of the first paragraph in Section
      6(e).

(n)   RESTRICTED TERMINATION RIGHTS. Add a new Section 6(aa) as follows:

      "(AA) RESTRICTED TERMINATION RIGHTS

      (i) TERMINATION BY PARTY B. Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee (if applicable).

      (ii) CONSULTATION. Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee (if applicable) and only after consultation between Party A and the Note Trustee (if applicable). Party B may only designate an Early Termination Date at the direction of the Manager.

      (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT.

            (a) Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at the full amount of the Invested Amount (or if the Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of redemption.

            (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Notes.

      (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP. If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will use reasonable endeavours to procure the transfer of its obligations under this Agreement in respect of each Affected Transaction to a third party, which is incorporated in another jurisdiction, approved by Party A and the Note Trustee (if applicable) and in respect of which the Designated Rating Agencies confirm that such transfer to such party will not cause a reduction or withdrawal of the rating of the Notes".


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                                                                          Page 4

PART 2. TAX REPRESENTATIONS

(a)   PAYER REPRESENTATIONS.

      For the purpose of Section 3(e), Party A and Party B each make the representation specified below:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), Section 6(d)(ii) or Section 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(a)(i) or Section 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or Section 4(a)(iii); and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d),

      provided that it shall not be a breach of this representation where reliance is placed on Part 2(a)(ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   PAYEE TAX REPRESENTATIONS.

      For the purpose of Section 3(f):

            Each of Party A and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.


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                                                                          Page 5

PART 3. DOCUMENTS TO BE DELIVERED

For the purposes of Section 4(a)(i) and Section 4(a)(ii), each party agrees to deliver the following documents, as applicable:
(a)   Tax forms, documents or certificates to be delivered are:

      PARTY REQUIRED TO          FORM/DOCUMENT/CERTIFICATE                               DATE BY WHICH DOCUMENT TO BE DELIVERED
      DELIVER DOCUMENT

      Party A, Party B and       Any document or certificate  reasonably required or     As soon as reasonably practicable following
      the Manager                reasonably  requested by a party in connection with     a request by the other party.
                                 its  obligations  to  make  a  payment  under  this
                                 Agreement  which  would  enable  that party to make
                                 the payment free from any deduction or  withholding
                                 for or on  account  of Tax or as would  reduce  the
                                 rate at which  deduction or  withholding  for or on
                                 account of Tax is applied to that payment.


(b)   Other documents to be delivered are:

      PARTY REQUIRED TO          FORM/DOCUMENT/CERTIFICATE                               DATE BY WHICH DOCUMENT TO BE DELIVERED
      DELIVER DOCUMENT
      Party A, Party B and       A list of authorised  signatories for the party and     At the  execution  of this  Agreement  and
      the Manager                evidence  satisfactory in form and substance to the     thereafter  promptly  upon any  change  in
                                 other  party  of the  authority  of the  authorised     authorised persons or upon request.
                                 signatories  of the party to execute this Agreement
                                 and each Confirmation on behalf of the party.

      Party A                    A copy of the  most  recent  annual  report  of the     Upon reasonable  request by Party B or the
                                 party     containing     consolidated     financial     Manager.
                                 statements,   certified   by   independent   public
                                 accountants   and  prepared  in   accordance   with
                                 accounting  principles that are generally  accepted
                                 in the  country  which  Party A is  organised,  and
                                 such  other  public   information   respecting  its
                                 condition or  operations,  financial or  otherwise,
                                 as the other  party  may  reasonably  request  from
                                 time to time.


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                                                                          Page 6

      PARTY REQUIRED TO          FORM/DOCUMENT/CERTIFICATE                               DATE BY WHICH DOCUMENT TO BE DELIVERED
      DELIVER DOCUMENT
      Party A                    The financial  data relating to Party A required to     If the Manager  notifies  Party A that the
                                 be  disclosed  by  the  Manager  in  the  Manager's     significance  percentage  as  computed  by
                                 reasonable  judgment pursuant to Item 1115(b)(1) of     the Manager in accordance  with Regulation
                                 Regulation  AB  and  relevant   auditor's  consents     AB  is  or  becomes  8%  or  greater,   in
                                 relating to such financial data.                        accordance with Part 5(x).

      Party A                    The  financial   statements  relating  to  Party  A     If the Manager  notifies  Party A that the
                                 required  to be  disclosed  by the  Manager  in the     significance  percentage  as  computed  by
                                 Manager's  reasonable  judgment  pursuant  to  Item     the Manager in accordance  with Regulation
                                 1115(b)(2) of Regulation AB and relevant  auditor's     AB  is  or  becomes  18%  or  greater,  in
                                 consents relating to such financial statements.         accordance with Part 5(x).

      Party A                    A certificate  of an  authorised  person of Party A     At the  execution  of this  Agreement  and
                                 certifying  that (i) the  information  provided  by     thereafter   upon  the  provision  of  any
                                 Party A to the Manager for use in a prospectus  and     financial data or financial  statements as
                                 (ii) the financial data or financial  statements as     may be required above.
                                 may be required  above (A) are true and accurate in
                                 all  material  respects,  (B)  do not  contain  any
                                 untrue  statement of a material fact and (C) do not
                                 omit  to  state  a  material  fact  required  to be
                                 stated  therein or  necessary  in order to make the
                                 statements   therein,   in   the   light   of   the
                                 circumstances  under  which  they  were  made,  not
                                 misleading.

      Party A                    A certificate  of an  authorised  person of Party A     Upon the provision of any  financial  data
                                 certifying  that (i)  Party A is  required  to file     or   financial   statements   as   may  be
                                 reports  with the  Commission  pursuant  to section     required above.
                                 13(a) or 15(d) of the  Exchange  Act;  (ii) Party A
                                 has filed all reports and other materials  required
                                 to  be  filed  by  such  requirements   during  the
                                 preceding  12 months (or such  shorter  period that
                                 Party A was  required  to  file  such  reports  and
                                 materials);  (iii)  the  reports  filed  by Party A
                                 include (or properly  incorporate by reference) the
                                 financial statements of Party A.


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                                                                          Page 7

      PARTY REQUIRED TO          FORM/DOCUMENT/CERTIFICATE                               DATE BY WHICH DOCUMENT TO BE DELIVERED
      DELIVER DOCUMENT
      The Manager                Copies of any reports or  accounts  relating to the     Upon   reasonable   request   by  Party  A
                                 Securitisation    Fund   as   are    produced   for     subject  to not being  obliged  to deliver
                                 distribution  to Noteholders or presentation to the     any  document if to do so would  breach or
                                 Board of  Directors  of the  Manager and such other     infringe   any  law  or  legally   binding
                                 information in the Manager's  control regarding the     obligation or restraint.
                                 financial  condition and business operations of the
                                 Securitisation  Fund  as  Party  A  may  reasonably
                                 require from time to time.

      The Manager                A copy of the Master  Trust Deed  certified to be a     The date of this Agreement.
                                 true  copy  by two  authorised  signatories  of the
                                 Manager.

      The Manager                A copy of any  document  amending  or  varying  the     Promptly upon any such  document  becoming
                                 terms of the Master  Trust Deed  certified  to be a     effective in accordance with its terms.
                                 true  copy  by two  authorised  signatories  of the
                                 Manager.

      The Manager                A  copy  of  the   Security   Trust  Deed  and  any     5 Local  Business  Days  prior to the date
                                 disclosure    document   relating   to   Notes   in     of the first  Transaction  made under this
                                 connection with the  Securitisation  Fund certified     Agreement.
                                 to be a true copy by two authorised  signatories of
                                 the Manager.

      Each of the documents in Part 3(a) and Part 3(b) of this Schedule are covered by the representation contained in Section 3(d).


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                                                                          Page 8

PART 4. MISCELLANEOUS

(a)   ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

      (i)   Address for notices or communications to PARTY A:

            Address           [       ]

            Attention:        [       ]

            Facsimile No:     [       ]

            Telephone No:     [       ]

      (ii)  Address for notices or communications to PARTY B:

            Address:          Level 12, 123 Pitt Street
                              Sydney NSW 2000

            Attention:        Manager, Securitisation

            Telephone:        (612) 9229 9000

            Facsimile:        (612) 9221 7870

      (iii) Address for notices or communications to the MANAGER:

            Address:          Level 16, 360 Collins Street
                              Melbourne VIC 3000

            Attention:        Settlements Officer

            Telephone:        +61 3 9605 6200

            Facsimile No.     +61 3 9605 6228

(b)   PROCESS AGENT. For the purpose of Section 13(c):

      Party A:            Not Applicable

      Party B:            Not applicable

      The Manager:        Not applicable

(c)   OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)   MULTIBRANCH PARTY.  For the purposes of Section 10(c):

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      (i)   In relation to PARTY A: Nil.

      (ii)  In relation to PARTY B: Security Trust Deed.

(g)   CREDIT SUPPORT PROVIDER. Credit Support Provider means:


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                                                                          Page 9

      (i)   In relation to PARTY A: Nil.

      (ii)  In relation to PARTY B: Nil.

(h) GOVERNING LAW. This Agreement will be governed by, and construed in accordance with the laws in force in the State of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of that State without reference to choice of law doctrine. Section 13(b)(i) is deleted and replaced with the following:

            "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them and a reference in
                  Section 13(b)(ii) to "such court" is a reference to those courts".

(i)   NETTING OF PAYMENTS.

      Section 2(c)(ii) will not apply to all Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14. For the purpose of Section 3(c) each of Party A, Party B and the Manager are deemed not to have any Affiliates.


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                                                                         Page 10

PART 5. OTHER PROVISIONS

(a)   APPLICATION AND ISDA DEFINITIONS.

      (i) APPLICATION. Every transaction between the parties which is, or is described in its confirmation as being, of the type specified in the table below is a Transaction governed by the terms of this Agreement (and not any other master agreement) and forms part of this Agreement unless the parties expressly agree in writing that this clause is not to apply. This applies whether or not the parties refer to this Agreement or state that the transaction is governed by the terms of any other master agreement when entering into the transaction.

      (ii) ISDA DEFINITIONS. The definitions and provisions contained in the respective ISDA Definitions specified below are incorporated into each Confirmation of a Transaction between the parties which is, or is described in its Confirmation as being, of a type specified below. If there is an inconsistency between those definitions and provisions and any such Confirmation or this Agreement, the Confirmation or this Agreement prevails.

            --------------------------------------------------------------------
            TYPE OF TRANSACTION     ISDA DEFINITIONS
            --------------------------------------------------------------------
            All Transactions        2000 ISDA  Definitions,  to the extent  they
                                    are relevant  and not  inconsistent with the
                                    above (the "2000 DEFINITIONS")
            --------------------------------------------------------------------

(b)   PAYMENTS. In:

      (i)   Section 2(a)(i) add the following sentence:

            "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

      (ii) Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

            ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

      (iii) Section 2(a) immediately after Section 2(a)(iii) insert new paragraphs (iv) and (v) as follows:

            "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

            (v)   Where:

                  (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                  (2) the Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section 2(a)(v)(1) has become, and remains at that time, enforceable,

                  then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:


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                                                                         Page 11

                  (3)   the Party B Payment; or

                  (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B payment and that funds are available to make that payment".

            (iv)  Add the following new sentence to Section 2(b):

                  "Each new account so designated must be in the same tax jurisdiction as the original account."

(c) Section 3(a)(v) is modified by adding in the fourth line thereof the words "including without limitation in the case of Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Section 13A(3) of the Banking Act 1959 (Cth) and Section 86 of the Reserve Bank Act 1959 (Cth) or any amending or replacement legislation as may be in effect" after the word "generally".

(d) ADDITIONAL REPRESENTATIONS. In addition to the representations in Section 3, the parties make the following representations:

      (i) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

            (a) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of Party B, on the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

            (c) STATUS OF PARTIES. The other party is not acting as a fiduciary or an adviser to it in respect of that Transaction.

      (ii) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over or given any charge over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the Securitisation Fund created pursuant to the Master Trust Deed and the charge given pursuant to the Security Trust Deed).

      (iii) CONTRACTING AS PRINCIPAL. Subject to Section 15, each Transaction has been entered into by that party:

            (a)   in the case of Party A, as principal and not otherwise; and

            (b) in the case of Party B, in its capacity as trustee of the Securitisation Fund and not otherwise.


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                                                                         Page 12

(e)   ADDITIONAL COVENANT. In Section 4 add a new paragraph as follows:

      "(f) CONTRACTING AS PRINCIPAL. Subject to Section 15, Party A will enter into all Transactions as principal and not otherwise and Party B will enter into each Transaction in its capacity as trustee of the Securitisation Fund constituted under the Master Trust Deed and not otherwise."

(f)   TRANSFER. Section 7 is deleted and replaced with the following:

      "TRANSFER

      (a) Neither the interests nor obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise and whether by way of security or otherwise), charged or the subject of any trust or other fiduciary obligation (other than, in respect of Party B, the trusts and fiduciary obligations created pursuant to the Master Trust Deed and any charge created by the Security Trust
            Deed). Any action by a party which purports to do any of these things is void.

      (b)   Nothing in this Section 7:

            (i) restricts the parties agreeing to a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

            (ii) restricts a transfer by a party or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

            (iii) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer; or

            (iv) restricts a transfer by a Security Trustee pursuant to the exercise of its powers under a Security Trust Deed.

      (c) Unless otherwise agreed by the parties, S&P, Moody's and Fitch Ratings, any transfer or assignment pursuant to this Section 7 must be made to an entity of which each of these rating agencies have confirmed will not result in a reduction or withdrawal of the then rating for any outstanding Notes by each of those Designated Rating Agencies.

      (d) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is fundamental to the terms of this Agreement (including each Transaction)."

(g)   AMENDMENT. In Section 9, add at the end of Section 9(b):

      "Any amendment made under this Section 9(b) may only be made after S&P, and Moody's and Fitch Ratings have confirmed in writing that such proposed amendment will not result in a reduction or withdrawal of the then rating of any outstanding Notes by each of those Designated Rating Agencies."

(h)   NOTICES: In Section 12:

      (i)   delete the following words where they appear on lines 2 and 3 of
            Section 12(a):

            "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)"; and

      (ii)  delete Section 12(a)(iii) and insert instead:

            "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the


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                                                                         Page 13
                  recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(i)   DEFINITIONS: In Section 14:

      (i)   Section 14 is renumbered as Section 14(a);

      (ii) delete the definition "Affected Transactions" and insert the following:

            ""AFFECTED TRANSACTIONS" means all Transactions.";

      (iii) insert the following new definitions:

            "COMMISSION" means the United States Securities and Exchange Commission.

            "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

            "MASTER TRUST DEED" means a Master Trust Deed dated 4 July 1994 (as amended and restated) made between the Manager (formerly called Superannuation Members' Home Loans Limited) as manager and Perpetual Limited (formerly called Perpetual Trustees Australia Limited) as trustee, pursuant to which the trust funds, collectively known as the "Superannuation Members' Home Loans Trusts", are constituted, including the Securitisation Fund.

            "RATING AGENCY CONFIRMATION" means, at any time, a confirmation from each Designated Rating Agency that there will not be a downgrade or withdrawal of the rating of any of the Notes at that time.

            "REGULATION AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123 as may be
            amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
            staff of the Commission or as may be provided by the Commission or its staff from time to time.

            "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

            "SECURITY TRUST DEED" means the security trust deed dated [        ]
            between Party B, the Manager, the Note Trustee and the Security Trustee.

            "SECURITY TRUSTEE" means Perpetual Trustee Company Limited ABN 42 000 001 007, as amended.

            "SIGNIFICANCE PERCENTAGE" has the meaning given to it in Item 1115 of Regulation AB.

            "SUPPLEMENTARY BOND TERMS NOTICE" means the document entitled
            Supplementary Bond: Terms Notice: SMHL Global Fund [    ]-[ ]- Class
            A Notes and Class B Notes dated [         ] between the Manager, the
            Security Trustee, the Note Trustee and Party B.

            "SWAP FINANCIAL DISCLOSURE" means, if the Manager determines reasonably and in good faith that the significance percentage of this Agreement is or has become:

            (a) 8% or more, the information set forth in Item 1115(b)(1) of Regulation AB and auditor's consents relating to the information set forth in Item 1115(b)(1) of Regulation AB; or

            (b) 18% or more, the information set forth in Item 1115(b)(2) of Regulation AB and auditor's consents relating to the information set forth in Item 1115(b)(2) of Regulation AB.

            "SWAP FINANCIAL DISCLOSURE REQUEST" means a request by the Manager or Party B for Party A to provide the Swap Financial Disclosure pursuant to Part 5(x)(ii) of the Schedule to this Agreement.


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                                                                         Page 14

            "WILFUL DEFAULT" in relation to Party B means a wilful default of this Agreement by Party B:

            (a)   other than a default which:

                  (i) arises out of a breach of a Transaction Document by a person other than Party B or any person referred to in
                        Section 14(c) in relation to Party B;

                  (ii) arises because some other act or omission is a precondition to the relevant act or omission of Party B, and that other act or omission does not occur;

                  (iii) is in accordance with a lawful court order or direction or is required by law; or

                  (iv) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

            (b) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) incurred in complying with the Master Trust Deed or the Security Trust Deed from the Securitisation Fund.

      (iv)  Insert the following new Sections 14(b) and (c) after Section 14(a);

            "(b) Unless otherwise defined herein, terms defined in the Master Trust Deed and the Security Trust Deed have the same meaning where used in this Agreement.

            (c) A reference to the "fraud", "negligence" or "Wilful Default" of Party B means the fraud, negligence or Wilful Default of Party B and of its officers or employees, but not of its agents or delegates, unless Party B is liable for the acts or omissions of such other person under the terms of this Agreement."

      (v) Each of the following expressions has the meaning given to them in the Supplementary Bond Terms Notice:

                  "DESIGNATED RATING AGENCY"

                  "EXTRAORDINARY RESOLUTION"

                  "INVESTED AMOUNT"

                  "NOTES"

                  "NOTEHOLDER"

                  "NOTE TRUSTEE"

      (vi) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(j)   MASTER TRUST DEED AND SECURITY TRUST DEED:

      Party B and the Manager acknowledge and agree that:

      (i) this Agreement and all Transactions under it constitute Secured Documents under the Security Trust Deed;

      (ii)  Party A is a Secured Creditor under the Security Trust Deed;


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                                                                         Page 15

      (iii) Party B's obligations under this Agreement and each Transaction under it constitute Secured Moneys under the Security Trust Deed; and

      (iv) this Agreement is an "Interest Hedge" and a "Transaction Document" and Party A is an "Interest Hedge Provider" in respect of the Securitisation Fund under the Master Trust Deed.

(k) Party B also represents to Party A the following representations (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

      (i) TRUST VALIDLY CREATED. The Securitisation Fund has been validly created and is in existence at the time a Transaction is entered into in relation to the Securitisation Fund.

      (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee and is presently the sole trustee of the Securitisation Fund.

      (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B, and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Securitisation Fund.

      (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Securitisation Fund.

(l) SCOPE OF AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, if the parties enter into, or have entered into, any Specified Transaction, such Specified Transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement unless the Confirmation relating thereto shall specifically state to the contrary. Each such specified Transaction shall be a Transaction for the purposes of this Agreement.

(m)   PROCEDURES FOR ENTERING INTO TRANSACTIONS.

      CONFIRMATION OF TRANSACTIONS. Transactions shall be created at the moment that the parties agree sufficient particulars for completion of a Confirmation. With respect to each Transaction entered into pursuant to this Agreement between Party A and Party B, Party A shall, on or promptly after the relevant Trade Date, send to Party B care of the Manager a Confirmation confirming that Transaction and the Manager shall on behalf of Party B promptly then confirm the accuracy of or request the correction of such Confirmation. The Manager shall send to Party B a copy of such Confirmation.

(n) INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern:

      (i)   a Confirmation;

      (ii)  the Schedule to this Agreement;

      (iii) the other provisions of this Agreement; and

      (iv)  the ISDA Definitions.

(o) FURTHER ASSURANCES. Each party shall, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(p)   Any reference to a:

      (i) "Swap Transaction" in the 2000 Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and


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                                                                         Page 16

      (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" 2000 Definitions.

(q)   CONSENT TO RECORDING.

      Each Party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(r)   CONSENT TO INFORMATION DISCLOSURE.

      Each party hereby consents to the communication and disclosure of all information in respect of this Agreement, the Transactions and all matters incidental hereto and thereto by the other party to (i) any other branches of the other party; and (ii) all government and regulatory authorities as and when required by such government and regulatory authorities.

(s)   CONSOLIDATION OF TRANSACTIONS.

      (i) From time to time the Manager (on behalf of Party B) may, in respect of the Securitisation Fund, request more than one Transaction to be consolidated into one Transaction by notifying Party A of the Transactions to be consolidated and Party A will issue a replacement Confirmation for that one consolidated Transaction in substitution for the original Confirmation for the Transaction.

      (ii) Each such consolidation will be on such terms and conditions as agreed by Party A, Party B and the Manager.

      (iii) Party B and the Manager agree to provide Party A with such financial and other information in relation to the consolidation as Party A reasonably requires.

(t)   RATINGS DOWNGRADE.

      (i) If, as a result of the withdrawal or downgrade of its credit rating by a Designated Rating Agency, Party A does not have any of the following:

            (a)   a long term credit rating of at least [A+] by S&P;

            (b)   a short term credit rating of at least [A-1] by S&P;

            (c)   a short term credit rating of at least [P-1] by Moody's

            (d)   a long term credit rating of at least [A2] by Moody's;

            (e)   a short term credit rating of at least [F1] by Fitch Ratings;
                  or

            (f)   a long term rating of at least A by Fitch Ratings Ratings; and

            in the case of a downgrade by Fitch Ratings, Moody's or S&P, such a downgrade would, except for this clause adversely affect the rating of the relevant securities, Party A shall:

                  (1) within 30 Local Business Days (or within such greater period as is agreed to in writing by the relevant Designated Rating Agency) of a downgrade of its long term credit rating by S&P to not lower than [BBB] together with a downgrade of its short term credit rating by S&P to not lower than [A-2], or the downgrade of its long term credit rating by Moody's to not lower than [A3] with a downgrade of its short term Moody's rating to not lower than [P-1] or the downgrade of its long term credit rating by Fitch Ratings to not lower than [A] together with a downgrade of its short-term credit rating by Fitch Ratings to not lower than [F1], comply with Part 5(t)(ii) or Part 5(t)(iii) of this Schedule; or


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                                                                         Page 17

                  (2) within 10 Local Business Days (or within such greater period as is agreed to in writing by the relevant Designated Rating Agency) of any other such withdrawal or downgrade of Party A's short term or long term credit rating by the relevant Designated Rating Agency not already covered in Part 5(t)(i)(f)(1) of this Schedule, comply with Part 5(t)(ii) or Part 5(t)(iii) of this Schedule provided that Part 5(t)(ii)(a) of this Schedule will not apply where the long term credit rating falls to [BBB+] (or less) by Fitch Ratings and the short term credit rating falls to [F2] (or less) by Fitch Ratings.

      (ii)  (a)   In respect of each Transaction, lodge cash collateral (the
                  "CASH COLLATERAL") with an Approved Bank to the account of Party B (to be used by Party B solely for the purpose of discharging Party A's obligations under the relevant
                  Transaction) in an amount equivalent to the Cash Collateral
                  Amount as defined in Part 5(t)(iv)(a) of this Schedule. If on the last Local Business Day in any subsequent week during the life of the relevant Transaction the aggregate value of the Cash Collateral lodged pursuant to this Part 5(t)(ii) of this Schedule falls below the required Cash Collateral Amount (such shortfall value hereinafter referred to as the "SHORTFALL"), Party A shall (on demand) provide such further Cash Collateral to Party B equal to the Shortfall. Any interest earned on the Cash Collateral shall accrue to Party A and will constitute additional Cash Collateral lodged by Party A (and must be returned to Party A in accordance with Part 5(t)(ii)(b) and
                  (c) of this Schedule). Party A will pay any costs associated with lodgment of the Cash Collateral.

            (b) If on the last Local Business Day in any week during the life of the relevant Transaction the aggregate value of the Cash Collateral lodged by Party A pursuant to Part 5(t)(ii) of this Schedule (including any interest earned on the Cash Collateral) exceeds the required Cash Collateral Amount (as determined pursuant to sub-clause Part 5(t)(iv)(a) of this Schedule) (such excess value hereinafter referred to as the "EXCESS COLLATERAL"), Party A may give notice thereof to Party B requiring the return of the Excess Collateral. Party B must repay such Excess Collateral to Party A within three Local Business Days of receipt of such notice.

            (c)   Upon the occurrence of any of the following:

                  (1) the subsequent upgrade of Party A's long term credit rating by S&P to at least [A+] and its short term credit rating by S&P to at least [A-1] , the upgrade of its long term credit rating by Moody's to at least [A2] and short term credit rating to at least [P-1] by Moody's and an upgrade of its long term credit rating by Fitch Ratings to at least [A] and short-term credit rating to at least [F1]; or

                  (2) the termination, cessation or conclusion of the relevant Transaction to which it relates,

                  Party A may give notice thereof to Party B requiring the return of any Cash Collateral lodged by Party A pursuant to
                  Part 5(t)(ii) of this Schedule (including any interest earned on the Cash Collateral) and not previously returned to Party A pursuant to Part 5(t)(ii)(b) of this Schedule. Party B must, with the approval of the Rating Agencies (such approval not to be unreasonably withheld), repay all such Cash Collateral to Party A within three Local Business Days of receipt of such notice from Party A.

      (iii) At the cost of Party A, enter into an agreement novating this Agreement and each relevant Transaction to a replacement counterparty proposed by any of Party A, Party B or the Manager (if any) and which each Designated Rating Agency has confirmed will result in there


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                                                                         Page 18
            not being a withdrawal or downgrade of any credit rating, assigned by it, to the Notes or enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes. Party B shall return to Party A all Cash Collateral lodged by Party A pursuant to sub-clause Part 5(t)(ii) of this Schedule and not previously returned to Party A pursuant to Part 5(t)(ii)(b) of this Schedule within one Local Business Day of such novation or other arrangement.

      (iv)  For the purpose of this Part 5(t) of this Schedule:

            (a) CASH COLLATERAL AMOUNT means an amount equal to the greater of the following:

                  (1)   zero;

                  (2) CR in the case of single currency interest rate Transactions and CCR in the case of cross currency interest rate Transactions; and

                  (3) an amount acceptable to Moody's and Fitch Ratings and sufficient to maintain the credit rating assigned to the Notes by Moody's and Fitch Ratings immediately prior to the review of Party A's credit rating; and

            (b) APPROVED BANK means, in the case of single currency interest rate transactions a Bank which has a short-term rating of at least [A-1] (S&P), [P-1] (Moody's) and [F1] (Fitch Ratings) and in the case of cross currency interest rate Transactions, a Bank which is located outside Australia which has a short-term rating of at least [A-1] (S&P), [P-1] (Moody's) and [F1] (Fitch Ratings). The Approved Bank must be an entity that each Designated Rating Agency confirms will not affect the rating of the Notes.

            (c)   For the purpose of Part 5(t)(iv)(a) of this Schedule,

                  CCR means CR x 1.030;

                  CR means MTM + VB;

                  MTM means the mark-to-market value of the swap. Party A will have to mark the swap to market and post collateral on a weekly basis, with a grace period of 3 Local Business Days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to provide the swap in the absence of Party A; and

                  VB means the volatility buffer, being the relevant percentage of the Notional Amount of the relevant Transaction calculated from the following table:

                              VOLATILITY BUFFER (%)

                  COUNTERPARTY      TRANSACTIONS WITH         TRANSACTIONS WITH       TRANSACTIONS WITH
                                  MATURITIES OF UP TO 5      MATURITIES OF MORE      MATURITIES OF MORE
                     RATING               YEARS            THAN 5 YEARS AND UP TO       THAN 10 YEARS
                                                                  10 YEARS
                      [A+]                [1.05]                   [1.75]                   [3.0]
                      [A]                 [1.35]                   [2.45]                   [4.5]
                     [A-1]                [1.5]                    [3.15]                   [6.0]

(u)   Trustee Provisions

      Insert the following new Section 15 after Section 14:


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                                                                         Page 19

      "15.  TRUSTEE PROVISIONS

            (a) TRUSTEE UNDERTAKINGS. Party B undertakes that it will, subject to its duties and obligations under the Master Trust Deed:

                  (i) exercise its rights of indemnity out of the assets of the Securitisation Fund;

                  (ii) observe its obligations under the Master Trust Deed and otherwise as trustee of the Securitisation Fund; and

                  (iii) not knowingly do anything which could impair its right of indemnity out of the assets of the Securitisation
                        Fund.

            (b)   TRUSTEE REPRESENTATIONS. In addition to the representations in
                  Section 3, Party B represents to Party A (which representations will be deemed to be repeated at all times until termination of this Agreement) that:

                  (i) its execution and delivery of this Agreement and of any document required or contemplated by this Agreement, and the performance by it of its obligations under this Agreement are authorised under the Master Trust Deed;

                  (ii) it is the present and only trustee of the Securitisation Fund;

                  (iii) subject to the Master Trust Deed and the law there is no restriction on its right of recourse or indemnity to or out of the assets for the time being of the Securitisation Fund and to the best of its knowledge and belief nothing has happened which could impair its right of indemnity out of the assets of the Securitisation Fund;

                  (iv) its entry into this Agreement and each Transaction in relation to the Securitisation Fund is for the benefit of and in the interests of the beneficiaries of the Securitisation Fund; and

                  (v) it is not in material breach of any provision of the Master Trust Deed nor has it committed any material breach of duty or trust in respect of the Securitisation Fund which has not been waived by Party A.

            (c)   Capacity of Party B.

                  (i) Party B enters into this Agreement only in its capacity as trustee of the Securitisation Fund under the Master Trust Deed and in no other capacity. A liability incurred by Party B arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Securitisation Fund which are available to satisfy the right of Party B to be exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement other than Section 15(c)(iii) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

                  (ii) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to the assets of the Securitisation Fund), or a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the assets of the Securitisation Fund).


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                                                                         Page 20

                  (iii) The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of Party B's fraud, negligence or Wilful Default.

                  (iv) It is acknowledged that the Manager is responsible under the Master Trust Deed for performing a variety of obligations relating to the Securitisation Fund, including under this Agreement. No act or omission of Party B (including any related failure to satisfy its obligations or breach of a representation or warranty under this Agreement) will be considered fraud, negligence or Wilful Default of Party B for the purpose of Section 15(c)(iii) to the extent to which the act or omission was caused or contributed to by any failure by the Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the Manager or any other person.

                  (v) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or Wilful Default of Party B for the purpose of Section 15(c)(iii).

                  (vi) Party B is not obliged to do or refrain from doing anything under this Agreement (including incur any liability) unless Party B's liability is limited in the same manner as set out in this Section 15(c).

                  (vii) Subject to the provisions related to deemed receipt of notices and other communications under this Agreement, Party B will only be considered to have knowledge or awareness of, or notice of, any thing, or grounds to believe any thing, by virtue of the officers of Party B having day to day responsibility for the administration or management of Party B's obligations in relation to the Securitisation Fund having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default or other default (howsoever described) means notice, knowledge or awareness of the occurrence of the events or circumstances constituting that Event of Default or other default (as the case may be).

                  (viii) In this Agreement, except where expressly provided to the contrary:

                        (1) a reference to Party B is a reference to Party B in its capacity as trustee of the Securitisation Fund only, and in no other capacity; and

                        (2) a reference to the undertaking, assets, business, money or any other thing of or in relation to Party B is a reference to such undertaking, assets, business, money or other thing of or in relation to Party B only in its capacity as trustee of the Securitisation Fund, and in no other capacity.

                  (ix)  The provision of this Section 15:


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                                                                         Page 21

                        (1) are paramount and apply regardless of any other provision of this Agreement or any other instrument, even a provision which seeks to apply regardless of any other provision;

                        (2) survive and endure beyond any termination of this Agreement for any reason; and

                        (3)   are not severable from this Agreement.

(v)   ROLE OF THE MANAGER

      The Manager:

      (i) may on behalf of Party B arrange, enter into and monitor Transactions and novations of Transactions, execute Confirmations, and exercise all other rights and powers of Party B hereunder;

      (ii) shall, without limiting the generality of the foregoing, issue and receive Confirmations, Certificates and other communications to or by Party A hereunder;

      (iii) must provide copies of all Confirmations and notices given by Party A to Party B promptly upon receipt of such notices from Party A; and

      (iv) must provide at least 2 Local Business Days prior notice to Party B of the details of any proposed Transaction or novation of Transactions.

      A failure by the Manager to give notice to Party B under the above provisions will not of itself affect the validity of any Transaction or novation of Transaction. For the avoidance of doubt, a Transaction or novation of Transaction entered into by the Manager on behalf of Party B as contemplated under this Agreement is binding on each of Party A, Party B and the Manager."

(w) APPOINTMENT OF MANAGER. Party A acknowledges that under the Master Trust Deed the Manager is appointed manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed.

(x)   REGULATION AB FINANCIAL DISCLOSURE

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to any Transaction under this Agreement under Regulation AB, the Manager is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate significance percentage of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Manager determines, reasonably and in good faith, that the significance percentage of this Agreement is or has become:

            (a)   8% or more; or

            (b)   18% or more,

            then on any Local Business Day after the date of such determination, Party B (at the direction of the Manager) or the Manager may request Party A to provide the relevant Swap Financial Disclosure.

      (iii) Party A, at its own expense, shall within four Local Business Days after receipt of a Swap Financial Disclosure Request provide the Manager with the relevant Swap Financial Disclosure.


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

      (iv) If Party A is not able to provide the relevant Swap Financial Disclosure in accordance with Part 5(x)(iii) of this Schedule, then Party A at its own expense shall:

            (a) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to and will provide the Swap Financial Disclosure for such entity within the time period specified in
                  Part 5(x)(iii) of this Schedule (subject to Rating Agency Confirmation having been obtained and to approval by the Manager (which approval will not be unreasonably withheld or delayed)); or

            (b) obtain a guarantee of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the Swap Financial Disclosure for such affiliate, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure within the time period specified in Party 5(x)(iii) of this Schedule (subject to Rating Agency Confirmation and to approval by the Manager (which approval will not be unreasonably withheld or delayed)).

      (v) The parties agree that, if permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act. The parties agree that the Manager and the Securitisation Fund are authorised to incorporate by reference into the prospectus relating to the Securitisation Fund and reports filed by the Manager or the Securitisation Fund with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act any required Swap Financial Disclosure contained in any reports filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act. The parties also agree that the Manager and the Securitisation Fund are authorised to incorporate by reference into the prospectus relating to the Securitisation Fund any documents filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act after the date of this Agreement and prior to the termination of the offering described in the prospectus relating to the Securitisation Fund.

      (vi) Party A shall indemnify the Manager, the Securitisation Fund and each underwriter, the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls the Manager, the Securitisation Fund or any underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "indemnified persons") and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (a) any untrue statement or alleged untrue statement of any material fact contained in the Swap Financial Disclosure provided by Party A;

            (b) any omission or alleged omission to state in the Swap Financial Disclosure provided by Party A a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (c) any failure by Party A to provide the Manager with the relevant Swap Financial Disclosure when and as required under this Part 5(x); provided, however, that, if Party A secures another entity to replace Party A as party to this Agreement pursuant to Part 5(x)(iv) of this Schedule, Party A shall not be liable for any losses, claims, damages or liabilities (including reasonable legal fees and expenses) to


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                                                                         Page 23
                  which any of the indemnified persons may become subject arising out of or based upon a failure by Party A to provide the Manager with the relevant Swap Financial Disclosure following the provision of the relevant Swap Financial Disclosure by the other entity to the Manager.

            The provisions of this Part 5(x)(vi) shall not limit whatever rights the Manager may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief..


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                                                                         Page 24

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this Agreement.


PARTY A

Signed by [                               ] by
its attorney who declares that he/she has not received notice of revocation of the power


In the presence of


Witness:                                    Attorney:
         -------------------------                    --------------------------
Name:                                                 Name:

Title:                                                Title:

Date:                                                 Date:



PARTY B

Signed by Perpetual Limited
by its attorney who declares that he/she has not received notice of revocation of the power


In the presence of


Witness:                                    Attorney:
         -------------------------                    --------------------------

Name:                                                Name:

Title:                                               Title:

Date:                                                Date:



THE MANAGER

Signed by ME Portfolio Management Limited by its attorney who declares that he/she has not received notice of revocation of the power.


In the presence of


Witness:                                    Attorney:
         -------------------------                    --------------------------

Name:                                                Name:

Title:                                               Title:

Date:                                                Date:


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